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                                                                   Exhibit 10.15
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                    AGREEMENT AMENDING DISTRIBUTION CONTRACT


This Agreement, dated the 3rd day of March, 1998, by and between TMK/United Funds, Inc.(the "Fund") and United Investors Life Insurance Company ("UILIC");

WHEREAS, the Fund and UILIC have executed a Distribution Contract, accepted by UILIC as of April 4, 1997 (the "Distribution Contract") in the form attached hereto as Exhibit A; and
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WHEREAS, the Fund and UILIC desire to amend the Distribution Contract to provide for termination thereof as of December 31, 1998, unless the Fund and UILIC determine in writing signed by both the Fund and UILIC to extend it for an additional period of time;

NOW, THEREFORE, the Fund and UILIC agree as follows:

1. The Distribution Contract be, and it hereby is, amended to provided that it terminates as of the close of business on December 31, 1998, unless extended to a later date in writing by the Fund and UILIC.

2. Section 1 of the Distribution Contract terminates on the termination date. All other provisions of the Distribution Contract will survive termination only for purposes of the shares sold or issued under the Distribution Agreement on or prior to the termination date, except that Section 7 will survive termination of the Distribution Contract for all purposes.

3. All notices, instructions, reports and other documents contemplated by this Agreement or the Distribution Agreement will be deemed duly given when in writing and either delivered to the addresses below or sent by first class mail, facsimile or courier addressed as follows:


To:  United Investors Life Insurance Company
     2001 Third Avenue South
     Birmingham, Alabama  35233
     Attn:  James L. Sedgwick

To:  TMK/United Funds, Inc.
     6300 Lamar Avenue
     Overland Park, KS  66202
     Attn:  General Counsel

4. This Agreement may be executed in counterparts, each of which shall be deemed an original.
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5.  This Agreement will be governed by the laws of the State of Kansas.

IN WITNESS WHEREOF, the Fund and UILIC have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    TMK/United Funds, Inc.

                                    By:   /s/ Keith A. Tucker
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                                          Keith A. Tucker
                                          Chief Executive Officer


                                    United Investors Life Insurance
                                    Company

                                    By:   /s/ Larry M. Hutchison
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                                          Larry M. Hutchison